Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration numbers 333-13022, 333-88966 and 333-100388) of our report dated 10 March 2003 relating to the financial statements of GlaxoSmithKline plc, which appears in GlaxoSmithKline plc's Annual Report on Form 20-F for the year ended 31 December 2002.

/s/ Pricewaterhouse Coopers LLP

PricewaterhouseCoopers LLP

Southwark Towers
London, England
28 March 2003